UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 11, 2013

InoLife Technologies, Inc.
 (Exact Name of Registrant as Specified in Charter)

 New York
(State or Other Jurisdiction of Incorporation)

000-50863
(Commission File Number)

30-299889
 (I.R.S. Employer Identification No.)

6040-A  Six Forks Rd., #135
Raleigh, N.C. 27609
(Address of Principal Executive Offices)

919-727-9186
  (Issuer Telephone Number)

Copies to:
John T. Root, Jr., Attorney at Law
10002 Shannon Dr., Apt 6B
Jacksonville, AR  72076
(501) 529-8567 Tel
(501) 325-1130 Fax

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

InoLife Technologies, Inc.

CURRENT REPORT ON FORM 8-K

TABLE OF CONTENTS

Item 8.01.	Other Events	3

Signatures		4

Item 8.01.  Other Events.

On February 11, 2013, the Company filed an amendment to its Articles of Incorporation reducing the number of authorized common stock.  This does not affect the Issued and Outstanding Shares or the Shareholders in any manner.  InoLife Technologies, Inc. (OTCQB: INOLD) The Company believes that this restructuring is in the best commercial interest of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INOLIFE TECHNOLOGIES, INC.

Date: February 13, 2013	By:	/s/ Gary Berthold
Gary Berthold
Principal Executive Officer